BLACKROCK FUNDSSM
Circle Reserve Fund
(the “Fund”)
Supplement dated May 4, 2023 to the Summary Prospectus, Prospectus and Statement of Additional Information of the Fund, each dated as of September 1, 2022, as supplemented to date
Effective immediately, the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are amended as follows:
The last paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies of the Fund” and “Fund Overview—Principal Investment Strategies of the Fund,” as applicable, is hereby deleted in its entirety and replaced with the following:
The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), and other rules of the Securities and Exchange Commission.
The seventh paragraph of the section of the Prospectus entitled “Details About the Fund—How the Fund Invests” is hereby deleted in its entirety and replaced with the following:
The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act, and other rules of the Securities and Exchange Commission (the “SEC”). The Fund will only purchase securities that are Eligible Securities. When required under Rule 2a‑7, BlackRock will determine whether an instrument presents minimal credit risk pursuant to guidelines approved by the Trust’s Board of Trustees (the “Board”). For a discussion of Eligible Securities, please see the Glossary.
The section of the Prospectus entitled “Details About the Fund—How the Fund Invests—Investment Process” is hereby deleted in its entirety and replaced with the following:
Investment Process
The Fund invests in securities maturing within 397 days or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Fund may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days.
The first paragraph of the section of Part II of the Statement of Additional Information entitled “Investment Risks and Considerations—Environmental, Social and Governance (“ESG”) Integration” is hereby deleted in its entirety and replaced with the following:
Environmental, Social and Governance (“ESG”) Integration. Although a Fund does not seek to implement a specific sustainability strategy unless disclosed in the Fund’s Prospectus, BlackRock will consider ESG characteristics in the credit research and investment process for a Fund. All securities purchases by a Fund are selected from approved lists maintained by BlackRock. All instruments on an approved list used by a Fund have met the minimal credit risk requirement of Rule 2a‑7, if required. In reviewing instruments, BlackRock will consider the capacity of the issuer or guarantor to meet its obligations. BlackRock considers ESG data within the total data available during its review. This may include third party research as well as considerations of proprietary BlackRock research across environmental, social and governance risk and opportunities regarding an issuer.

The last paragraph of the section of Part II of the Statement of Additional Information entitled “Investment Risks and Considerations—Taxable Money Market Securities” is hereby deleted in its entirety and replaced with the following:
The standards applicable to Taxable Securities in which certain Funds invest are essentially the same as those described above with respect to Municipal Securities. Certain Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured. Taxable Securities in which the Funds invest will be determined by the Manager to present minimal credit risks to the Fund, if required, and certain Funds may require that portfolio investments (or their issuers) receive minimum credit ratings from one or more NRSROs, or if not rated, are determined by the Manager to be of comparable quality to securities that have received such rating(s).
The first paragraph of the section of Part II of the Statement of Additional Information entitled “Investment Risks and Considerations—Variable and Floating Rate Instruments” is hereby deleted in its entirety and replaced with the following:
Variable and Floating Rate Instruments. Certain Funds may purchase variable and floating rate instruments. Variable and floating rate instruments are subject to the credit quality standards described in the Prospectus. In some cases, the Funds may require that the obligation to pay the principal of the instrument be backed by a letter of credit or guarantee. Such instruments may carry stated maturities in excess of 397 days provided that the maturity-shortening provisions stated in Rule 2a‑7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.
The fifth paragraph of the section of Part II of the Statement of Additional Information entitled “Determination of Net Asset Value—BlackRock Government Money Market Portfolio, BlackRock Government Money Market V.I. Fund, Circle Reserve Fund, WeLEAF and Summit Cash Reserves” is hereby deleted in its entirety and replaced with the following:
Each Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less, a dollar-weighted average life of 120 days or less, will not purchase any instrument with a deemed maturity under Rule 2a‑7 of the Investment Company Act greater than 397 days, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub‑adviser determines to be “eligible securities” under Rule 2a‑7 pursuant to guidelines adopted by a Fund’s Board.
Shareholders should retain this Supplement for future reference.
PR2SAI‑CRF‑0523SUP

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